SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                            NATIONAL BEVERAGE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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1) Title of each class of securities to which transaction applies:



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2) Aggregate number of securities to which transaction applies:



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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



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4) Proposed maximum aggregate value of transaction:



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5) Total fee paid:

     [_]  Fee paid previously with preliminary materials:



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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

NATIONAL BEVERAGE CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         TIME:             2:00 p.m. (local time)
         DATE:             October 1, 1999
         PLACE:            Sheraton Buckhead Hotel Atlanta
                           3405 Lenox Road, N.E.
                           Atlanta, GA 30326

         At the Annual Meeting of Shareholders of National Beverage Corp. (the "Company"), and any adjournments or postponements thereof (the "Meeting"), the following proposals are on the agenda for action by the shareholders:

         1. To elect one director to serve as Class III director for a term of three years.

         2. To transact such other business as may properly come before the Meeting.

         Only holders of record of common stock, par value $.01 per share, of the Company, at the close of business on August 16, 1999, are entitled to notice of, and to vote at, the Meeting.

         A complete list of the shareholders entitled to vote at the Meeting will be available for examination by any shareholder, for any proper purpose, at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at the corporate offices of the Company at One North University Drive, Fort Lauderdale, Florida 33324, as well as at the Company's offices located at 1165 Palmour Drive, Gainesville, GA 30501.

         A Proxy Statement, setting forth certain additional information, and the Company's Annual Report accompany this Notice of Annual Meeting.

         All shareholders are cordially invited to attend the Meeting in person. Admittance to the Meeting will be limited to shareholders. Shareholders who plan to attend are requested to so indicate by marking the appropriate space on the enclosed proxy card. Shareholders whose shares are held in "street name" (the name of a broker, trust, bank or other nominee) should bring with them a legal proxy, a recent brokerage statement or letter from the "street name" holder confirming their beneficial ownership of shares.

         Please complete and return the proxy in the enclosed envelope addressed to the Company, since a majority of the outstanding shares entitled to vote at the Meeting must be represented at the Meeting in order to transact business. Shareholders have the power to revoke any such proxy at any time before it is voted at the Meeting and the giving of such proxy will not affect your right to vote in person at the Meeting. Your vote is very important.

                                           By Order of the Board of Directors,




                                           Nick A. Caporella
August 31, 1999                            Chairman of the Board of Directors,
Fort Lauderdale, Florida                   Chief Executive Officer and President

PROXY STATEMENT

         This Proxy Statement is furnished to shareholders of National Beverage Corp., a Delaware corporation (the "Company") in connection with the solicitation, by order of the Board of Directors of the Company (the "Board of Directors"), of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Buckhead Hotel Atlanta, 3405 Lenox Road, N.E., Atlanta, GA 30326 on October 1, 1999, at 2:00 p.m., local time, or any adjournment or postponement thereof (the "Meeting"). The accompanying proxy is being solicited on behalf of the Board of Directors. The mailing address of the principal executive offices of the Company is P.O. Box 16720, Fort Lauderdale, Florida 33318. The approximate date on which this Proxy Statement and the accompanying form of proxy were first sent to shareholders is August 31, 1999.

         Only holders of record of common stock, par value $.01 per share, of the Company (the "Common Stock") at the close of business on August 16, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting.

         A shareholder who gives a proxy may revoke it at any time before it is exercised by sending a written notice to Joseph G. Caporella, Executive Vice President and Corporate Secretary, at the address set forth above, by returning a later dated signed proxy, or by attending the Meeting and voting in person. Unless the proxy is revoked, the shares represented thereby will be voted as specified at the Meeting or any adjournment or postponement thereof.

         The Annual Report of the Company for the fiscal year ended May 1, 1999 (the "Annual Report") is being mailed with this Proxy Statement to all holders of record of Common Stock. Additional copies of the Annual Report will be furnished to any shareholder upon request.

         Any proposal of a shareholder intended to be presented at the Company's 2000 Annual Meeting of Shareholders must be received by the Company for inclusion in the Proxy Statement and form of proxy for that meeting no later than June 3, 2000.

SECURITY OWNERSHIP
------------------

Principal Shareholders
----------------------

         Each holder of Common Stock is entitled to one vote for each share held of record at the close of business on the Record Date. As of such date, 18,362,988 shares of Common Stock were outstanding. As of the Record Date, the only persons known by the Company to own of record or beneficially more than 5% of the outstanding Common Stock were the following:

         Name and Address                                        Amount and Nature of
         Of Beneficial Owner                 Title of Class      Beneficial Ownership      Percent of Class
         -------------------                 --------------      --------------------      ----------------
         Nick A. Caporella                   Common Stock         14,267,304(1)                   77.7%
         One North University Drive
         Fort Lauderdale, Florida 33324

         IBS Partners Ltd.                   Common Stock         13,875,936                      75.6%
         Three Riverway, Suite 440
         Houston, Texas  77056


         (1)Includes 13,875,936 shares owned by IBS Partners Ltd. ("IBS"). IBS is a Texas limited partnership of which Mr. Caporella is the sole general partner. By virtue of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Mr. Caporella would be deemed to beneficially own the shares of Common Stock owned by IBS. Also includes 10,000 shares held by the wife of Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.

Management
----------

         The table below reflects as of August 24, 1999, the number of shares of Common Stock beneficially owned by the directors and each of the executive officers named in the Summary Compensation Table hereinafter set forth, and the number of shares beneficially owned by all directors and executive officers as a group:

                                                     Amount and Nature of
         Name of Beneficial Owner                    Beneficial Ownership               Percent of Class
         ------------------------                    --------------------               ----------------
         Nick A. Caporella                                  14,267,304(1)                  77.7%

         Joseph G. Caporella                                   101,500(2)                     *

         Samuel C. Hathorn, Jr.                                 24,120(3)                     *

         S. Lee Kling                                           86,500(4)                     *

         Joseph P. Klock, Jr.                                   27,000(5)                     *

         Robert S. Spindler                                      1,500(6)                     *

         George R. Bracken                                      11,500(7)                     *

         Dean A. McCoy                                          32,600(8)                     *

         All executive officers and directors               14,552,024(9)                  79.2%
         as a group (8 in number)

         *Less than 1%
         (1)Includes 13,875,936 shares held by IBS. Mr. Caporella is the sole general partner of IBS. Also includes 10,000 shares held by the wife of
         Mr. Caporella, as to which Mr. Caporella disclaims beneficial ownership.
         (2)Includes 101,000 shares issuable upon exercise of currently exercisable options.
         (3)Includes 8,000 shares issuable upon exercise of currently exercisable options.
         (4)Includes 3,000 shares issuable upon exercise of currently exercisable options.
         (5)Includes 1,000 shares issuable upon exercise of currently exercisable options.
         (6)Includes 1,000 shares issuable upon exercise of currently exercisable options.
         (7)Includes 5,200 shares issuable upon exercise of currently exercisable options.
         (8)Includes 32,100 shares issuable upon exercise of currently exercisable options.
         (9)Includes 151,300 shares issuable upon exercise of currently exercisable options.

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms so filed.

         Based solely upon a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that, during the fiscal year ended May 1, 1999, its executive officers, directors and greater than ten percent (10%) beneficial owners complied with all applicable filing requirements.

QUORUM AND VOTING PROCEDURE
---------------------------

         The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of elections appointed for the Meeting and will be counted in determining whether or not a quorum is present. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter ("non-voted shares"). This could occur, for example, when a broker is not permitted to vote shares held in "street name" on certain matters in the absence of instructions from the beneficial owner of the shares. Non-voted shares with respect to a particular matter will not be considered shares present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will be counted for purposes of determining the presence of a quorum. Shares voting to abstain as to a particular matter and directions to "withhold authority" to vote for directors will not be considered non-voted shares and will be considered present and entitled to vote with respect to such matter. Non-voted shares will have no effect on the matters brought to a vote at the Meeting. Abstentions from voting on any of the proposals brought to a vote at the Meeting will have the effect of votes against the particular proposal.

PROPOSAL FOR ELECTION OF DIRECTOR
---------------------------------

         The Board of Directors is currently comprised of five directors elected in three classes (the "Classes"), with two Class I directors, two Class II directors and one Class III director. Directors in each class hold office for three-year terms. The terms of the Classes are staggered so that the term of one Class terminates each year. The term of the current Class III director expires at the 1999 Annual Meeting and when his successor has been duly elected and qualified.

         The Board of Directors has nominated Nick A. Caporella for election as director in Class III with a term of office of three years expiring at the Annual Meeting of Shareholders to be held in 2002. In order to be elected as a director, a nominee must receive a plurality of affirmative votes cast by the shares present or represented at a duly convened meeting.
Shareholders have no right to vote cumulatively.

         The Board of Directors recommends that shareholders vote for the nominee for the Class III director.

INFORMATION AS TO NOMINEE AND OTHER DIRECTORS
---------------------------------------------

         The following information concerning principal occupation or employment during the past five years and age has been furnished to the Company by the nominee for the Class III director, and by the directors in Classes I and II whose terms expire at the Company's Annual Meeting of Shareholders in 2000 and 2001, respectively, and when their respective successors have been duly elected and qualified.

NOMINEE FOR DIRECTOR
--------------------
CLASS III
---------

                                                                      Principal Occupation                           Current
                                                                      or Employment During         Director          Term
         Name                                        Age              the Past Five Years          Since             Expires
         ----                                        ---              -------------------          -----             -------
         Nick A. Caporella                           63               Chairman of the Board,        1985              1999
                                                                      Chief Executive Officer,
                                                                      and President of National
                                                                      Beverage Corp.


                                       3


DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING
---------------------------------------------------------------------
CLASS II
--------
                                                                      Principal Occupation                           Current
                                                                      or Employment During         Director          Term
         Name                                        Age              the Past Five Years          Since             Expires
         ----                                        ---              -------------------          -----             -------

         S. Lee Kling                                70               Chairman of the Board         1993              2001
                                                                      of Kling Rechter & Co.,
                                                                      a merchant banking
                                                                      company

         Joseph P. Klock, Jr.                        50               Chairman and Managing         1987              2001
                                                                      Partner of Steel, Hector
                                                                      &  Davis, a law firm
                                                                      located in Miami, Florida

CLASS I
-------
                                                                      Principal Occupation                           Current
                                                                      or Employment During         Director          Term
         Name                                        Age              the Past Five Years          Since             Expires
         ----                                        ---              -------------------          -----             -------

         Joseph G. Caporella                         39               Executive Vice President      1987             2000
                                                                      and Corporate Secretary
                                                                      of National Beverage Corp.


         Samuel C. Hathorn, Jr.                      56               President of Trendmaker       1997             2000
                                                                      Development Co., a subsidiary
                                                                      of Weyerhauser Co.

Additional information regarding the nominee for election as director and the continuing directors of the Company is as follows:

NOMINEE
-------

         Nick A. Caporella has served as Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer of the Company since the Company was founded in 1985. Mr. Caporella served as President and Chief Executive Officer (since 1976) and Chairman of the Board (since 1989) of Burnup & Sims Inc. ("Burnup") until March 11, 1994. Since January 1, 1992, Mr. Caporella's services are provided to the Company through Corporate Management Advisers, Inc. (the "Management Company"), a company which he owns. See "Certain Relationships and Related Party Transactions".

CONTINUING DIRECTORS
--------------------

         Joseph G. Caporella has served as Executive Vice President and Corporate Secretary of the Company since January 1991. Mr. Joseph G. Caporella is the son of Mr. Nick A. Caporella.

         Samuel C. Hathorn, Jr. has served as President of Trendmaker Development Co. since 1981. Trendmaker Development Co. is a subsidiary of Weyerhauser Co., an entity engaged in the business of real estate development and headquartered in Houston, Texas.

         S. Lee Kling has served as Chairman of the Board of Kling Rechter & Co., a merchant banking company, since December 1, 1991. Mr. Kling served as Chairman of the Board of Landmark Bancshares Corp., a bank holding company located in St. Louis, Missouri, from 1974 through December 1991, when the Company merged with Magna Group, Inc. He served additionally as that company's Chief Executive Officer from 1974 through October 1990. Mr. Kling also serves on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corp., Falcon Products, Inc., Union Planter Corp. and Top Air Manufacturing, Inc.

         Joseph P. Klock, Jr. is Chairman and Managing Partner of Steel, Hector & Davis, a law firm located in Miami, Florida, and has been a partner of the firm since 1977.

INFORMATION REGARDING MEETINGS AND COMMITTEES OF THE BOARD
----------------------------------------------------------

         The Board of Directors held four meetings during the fiscal year ended May 1, 1999 ("Fiscal 1999"). The Board of Directors has standing Audit, Compensation and Stock Option, Nominating and Strategic Planning Committees.

         The members of the Company's Audit Committee are Messrs. Kling (Chairman), Klock and Hathorn. During Fiscal 1999, the Audit Committee held four meetings. The principal functions of the Audit Committee are to recommend to the Board of Directors the engagement of the independent accountants of the Company and review with the independent accountants and the Company's internal audit department the scope and results of audits, the internal accounting controls of the Company, audit practices and the professional services furnished by the independent accountants.

         The members of the Company's Compensation and Stock Option Committee are Messrs. Klock (Chairman), Kling, Hathorn and Joseph G. Caporella. During Fiscal 1999, the Compensation and Stock Option Committee held one meeting. The principal functions of the Compensation and Stock Option Committee are to review and approve all salary arrangements, including annual incentive awards, for officers and employees of the Company and to administer the Company's employee benefit plans.

         The members of the Company's Nominating Committee are Messrs. Nick A. Caporella (Chairman) and Kling. During Fiscal 1999, the Nominating Committee held two meetings. The Nominating Committee recommends to the Board of Directors candidates for election to the Board of Directors. The Nominating Committee will consider any nomination made by any shareholder of the Company in accordance with the procedures set forth in the Company's Restated Certificate of Incorporation.

         The members of the Company's Strategic Planning Committee are Messrs. Hathorn (Chairman), Kling, Nick A. Caporella and Cecil D. Conlee. Mr. Conlee is Chairman of CGR Advisors and was a former member of the Burnup & Sims board from 1973 through March 1994. During Fiscal 1999, the Strategic Planning Committee held one meeting. The principal functions of the Strategic Planning Committee are to provide the Chairman and Chief Executive Officer of the Company with additional input on the long term strategies of the Company.

         Each director attended all of the meetings of the Board and Committees on which he serves.

DIRECTOR COMPENSATION
---------------------

         Officers of the Company who are also directors do not receive any fee or remuneration for services as members of the Board of Directors or of any Committee of the Board of Directors. In Fiscal 1999, non-management directors received a retainer fee of $15,000 per annum, a fee of $600 for each board meeting attended and a fee of $400 ($600 in the case of a committee chairman) for each committee meeting attended.

         During Fiscal 1999, Mr. Kling received a grant of options under the Company's Key Employee Equity Partnership Program to purchase 3,000 shares of Common Stock as a result of the purchase by him of 6,000 shares of the Company's Common Stock on the open market.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
--------------------------------------------

         The following table shows, for the fiscal years ended May 1, 1999, May 2, 1998 and May 3, 1997, the cash compensation paid by the Company to the Chief Executive Officer and named executive officers of the Company.

                                                                       SUMMARY COMPENSATION TABLE
                                                        Annual Compensation        Long Term Compensation Awards
                                            Year      Salary            Bonus      Securities Underlying Options
                                            ----      ------            -----      -----------------------------
         Nick A. Caporella (1)              1999            -                  -                   -
           Chairman of the Board,           1998            -                  -                   -
           President, and Chief             1997            -                  -                   -
           Executive Officer

         Joseph G. Caporella                1999     $170,000          $ 109,043               6,250
           Executive Vice                   1998     $160,000          $ 109,240                   -
           President and                    1997     $145,000          $  96,600              20,000
           Corporate Secretary

         George R. Bracken (1)(2)           1999     $134,000          $  20,931               1,750
           Vice President                   1998     $130,000                  -                   -
           and Treasurer                    1997     $130,000          $  31,250               7,000

         Robert S. Spindler (3)             1999     $128,000          $  22,000               5,000
           Vice President and               1998     $119,270                  -
           Chief Administrative
           Officer

         Dean A. McCoy (4)                  1999     $ 90,000          $  17,500               2,750
           Vice President-                  1998     $ 85,000          $  15,000                   -
           Controller                       1997     $ 81,000          $  12,500               3,000


         (1)The services of Messrs. Nick Caporella and Bracken are provided to the Company through the Management Company, an entity owned by Mr. Caporella. See "Certain Relationships and Related Party Transactions".
         (2)Mr. Bracken has served as Vice President and Treasurer of the Company since October 1996. From March 1994 through October 1996, Mr. Bracken served in various capacities with the Management Company.
         (3)Mr. Spindler commenced employment with the Company in July 1997. Prior to that date, Mr. Spindler was Vice President and Chief Financial Officer of Renaissance Cruises, Inc. from May 1994 to August 1995.
         (4)Mr. McCoy has served as Vice President-Controller of the Company since July 1993 and Controller since joining the Company in December 1991.
                                       6


OPTION GRANTS IN LAST FISCAL YEAR
---------------------------------
                                                                                               Potential Realizable Value at
                                                                                               Assumed Rates of Stock
                           Individual Grants                                                   Appreciation for Option Term
-------------------------------------------------------------------------------------          ----------------------------
                                     % of Total Options
                No. of Securities    Granted  to Employees   Exercise      Expiration
Name            Underlying Options   in Fiscal Year          Price         Date                 5%              10%
----            ------------------   --------------          -----         ----                 --              ---
Joseph G.
  Caporella           6,000                5.6%              $9.875        6/22/08             $37,260        $94,440

George R.
  Bracken             1,750                1.6%               9.875        6/22/08              10,868         27,545

Robert S.
  Spindler            5,000                4.6%               9.875        6/22/08              31,050         78,700

Dean A.
  McCoy               2,500                2.3%               9.875        6/22/08              15,525         39,350


      In addition during Fiscal 1999, Messrs. Joe Caporella and McCoy were each granted options under the Company's Key Employee Equity Partnership Program to purchase 250 shares of Common Stock as a result of the purchase by each such person of 500 shares of the Company's Common Stock on the open market. See "Compensation Committee Report" for a description of the terms of these options.

AGGREGATED OPTION EXERCISES IN FISCAL 1999 AND FISCAL 1999 YEAR-END OPTION
---------------------------------------------------------------------------
VALUES
------
         No named executive officer exercised stock options during Fiscal 1999, and no options have been granted to Mr. Nick A. Caporella since the Company's inception in 1985. The following table sets forth information with respect to the named executive officer concerning unexercised options held as of May 1, 1999:

                       No. of Securities Underlying Unexercised             Value of Unexercised in-the-Money
                       ----------------------------------------             ---------------------------------
                         Options                                             Options (1)
                         -------                                             -----------

Name                    Exercisable               Unexercisable             Exercisable       Unexercisable
----                    -----------               -------------             -----------       -------------
Joseph G. Caporella        83,800                    35,200                   $580,997          $162,522

George R. Bracken           5,200                     7,550                     26,762            27,027

Robert S. Spindler             --                     5,000                        --                 --

Dean A. McCoy              25,400                    11,100                    169,568            53,072

         (1)Amount reflects potential gains on outstanding options based on the closing price of the Common Stock on April 30, 1999.

         The Company does not maintain any reportable long-term incentive plans.

COMPENSATION COMMITTEE REPORT
-----------------------------

         The Compensation and Stock Option Committee of the Board of Directors has furnished the following report:

         Mr. Nick A. Caporella was not compensated by the Company or its subsidiaries during the past fiscal year. The Management Company provides management services to the Company and its subsidiaries through a group of employees, including Nick A. Caporella, and receives a management fee from the Company pursuant to the terms of a management agreement adopted in fiscal 1992 prior to the Company having publicly traded shares. (See "Certain Relationships and Related Party Transactions".) The Management Company receives an annual base fee from the Company equal to 1% of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company paid $4,021,000 for services rendered by the Management Company for the fiscal year ended May 1, 1999. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. In addition, no options or other stock-based awards have been granted to Mr. Caporella since the Company's formation in 1985.

      The Company's compensation structure has been designed to enable the Company to attract, motivate and retain top quality executives by providing a fully competitive and comprehensive package which reflects individual performance as well as annual incentive awards. The awards are payable in cash and are based on the achievement of performance goals established by the Committee, in consultation with the Chief Executive Officer. Consideration is also given to comparable compensation data for persons holding similarly responsible positions at other companies in determining appropriate compensation levels. In addition, long-term, stock-based awards are granted to strengthen the mutuality of interest between the executive and the Company's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Company.

      Long-term incentive compensation for executives currently consists of stock-based awards made under the Company's 1991 Omnibus Incentive Plan, of which there are outstanding stock options with vesting schedules typically of five years. The Company issues stock awards with long-term vesting schedules to increase the level of the executive's stock ownership by continued employment with the Company.

         In addition, long-term incentive compensation is awarded under the National Beverage Corp. Key Employee Equity Partnership Program (the "KEEP Program"). The KEEP Program is designed to positively align the interests between the Company's executives and its shareholders beyond traditional option programs while, at the same time, intending to stimulate and reward management in "partnering-up" with the Company in its quest to create shareholder value. The KEEP Program provides for the granting of stock options to key employees, officers and directors of the Company who invest their personal funds in the Common Stock. Participants who purchase shares of the Common Stock in the open market receive grants of stock options equal to 50% of the number of shares purchased up to a maximum of 6,000 shares in any two-year period. Options under the KEEP Program are automatically forfeited in case of the sale of shares originally acquired by the participant. The options are granted at an initial exercise price of 60% of the purchase price paid for the shares acquired and reduce to the par value of the Common Stock at the end of the six-year vesting period.

      The Company's long-term incentive programs are intended to provide rewards to executives only if value is created for shareholders over time and the executive continues in the employ of the Company. The Committee believes that employees should have sufficient holdings of the Company's Common Stock so that their decisions will appropriately foster growth in the value of the Company. The Committee reviews with the Chief Executive Officer the recommended individual awards for those executives, other than the Chief Executive Officer, and evaluates the scope of responsibility, strategic and operational goals of individual contributions in making final awards under the 1991 Omnibus Incentive Plan and determining participants in the KEEP Program.

      Compensation and Stock Option Committee:

           Mr. Joseph P. Klock, Jr.
           Mr. S. Lee Kling
           Mr. Joseph G. Caporella
           Mr. Samuel C. Hathorn, Jr.

PERFORMANCE GRAPH
-----------------

      The following graph compares the cumulative total shareholder return on the Company's Common Stock from the period from April 30, 1994 through May 1, 1999 with the cumulative total return of the S & P 500 Stock Index and a Company constructed index of peer companies. Included in the Company constructed peer group index are Coca-Cola Enterprises Inc., Coca-Cola Bottling Company Consolidated, Cott Corporation and Whitman Corporation. The graph assumes that the value of the investment in Common Stock was $100.00 on April 30, 1994 and that all dividends, if any, were reinvested.


      COMPARISON OF TOTAL RETURN SINCE APRIL 30, 1994 OF NATIONAL BEVERAGE
                      COMMON STOCK, S&P 500 AND PEER GROUP

                          4/30/94      4/29/95      4/27/96      5/3/97        5/2/98       5/1/99
                          -------      -------      -------      ------        ------       ------
National Beverage         $100.00      $144.76      $197.39      $421.05       $431.58      $376.34
S & P 500                 $100.00      $117.47      $152.96      $191.40       $270.00      $328.92
Peer Group                $100.00      $104.08      $134.80      $206.65       $327.57      $295.90


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
----------------------------------------------------

         The Company is a party to a management agreement with Corporate Management Advisers, Inc., a company owned by Nick A. Caporella. The management agreement originated with the need to employ professionals that were unaffordable at the early stages of the Company's development and the cost of these professionals could be shared with others, thus allowing the Company to have a more cost-effective structure.

         The management agreement states that the Management Company is to provide to the Company, subject to the direction and supervision of the Board of Directors of the Company, (i) senior corporate functions (including supervision of the Company's financial, legal, executive recruitment, internal audit and management information systems departments) as well as the services of a Chief Executive Officer and (ii) services in connection with acquisitions, dispositions and financings by the Company, including identifying and profiling acquisition candidates, negotiating and structuring potential transactions and arranging financing for any such transaction.

         The Management Company receives an annual base fee from the Company equal to one percent of the consolidated net sales of the Company, plus incentive compensation based upon certain factors to be determined by the Compensation and Stock Option Committee of the Board of Directors. The Company has accrued $4,021,000, $4,007,000 and $3,854,000 for services rendered by the Management Company for fiscal 1999, 1998 and 1997, respectively. No incentive compensation has been incurred or approved under the management agreement since its inception in fiscal 1992. (See "Compensation Committee Report".) Effective May 1, 1992, NewBevCo., Inc., a wholly-owned subsidiary of the Company, assumed the obligations of the Company to pay any fees owed to the Management Company to the extent the Management Company provides services to NewBevCo., Inc. and its subsidiaries.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------------------------

         The Company's financial statements for the fiscal years ended May 1, 1999, May 2, 1998 and May 3, 1997 have been examined by PricewaterhouseCoopers LLP, independent certified public accountants. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting to make a statement if they so desire and they are expected to be available to respond to appropriate questions.

         Subsequent to the Meeting, the Company's Board of Directors intends to review the appointment of independent certified public accountants for the next fiscal year.

PROXY SOLICITATION
------------------

         The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company. Proxies may be solicited by personal interview, mail, telephone or facsimile. The Company will also request banks, brokers and other custodian nominees and fiduciaries to supply proxy material to the beneficial owners of the Company's Common Stock of whom they have knowledge, and the Company will reimburse them for their expense in so doing. Certain directors, officers and other employees of the Company may solicit proxies without additional remuneration. The entire cost of the solicitation will be borne by the Company.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS
------------------------------------------------

         The Board of Directors does not now intend to bring before the Meeting any matters other than those disclosed in the Notice of Annual Meeting of Shareholders, and it does not know of any business which persons other than the Board of Directors intend to present at the Meeting. Should any other matter requiring a vote of the shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by any such proxy discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

                            NATIONAL BEVERAGE CORP.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 1, 1999
               SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby constitutes and appoints David J. Boden and Dean A. McCoy, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of Common Stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Shareholders of NATIONAL BEVERAGE CORP; to be held at the Sheraton Buckhead Hotel Atlanta, 3405 Lenox Road N.E., Atlanta, GA 30326, on October 1, 1999, at 2:00 p.m. local time, and at any adjournments or postponements thereof, on all matters coming before said meeting in the manner set forth below:


1. Election of Class III Director for a term of three years:

NOMINEE Nick A. Caporella


                     (Mark only one of the following boxes)

[ ]  VOTE FOR the nominee listed             [ ] VOTE WITHHELD for the
     above                                       nominee listed above

2. In their discretion, upon any other matters which may properly come before the meeting or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as Class III Director of the nominee of the Board of Directors and with discretionary authority on all matters which may properly come before the meeting or any adjournments or postponements thereof.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated August 31, 1999.

Please mark here if you plan to attend the meeting [ ]

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer or other representative, please give full title. If more than one trustee, all should sign. Joint owners must each sign.)



[                 ]                           Date: _______________, 1999

                                              ___________________________


[                 ]                           Date: _______________, 1999

                                              ___________________________
                                              Signature of Shareholder(s)

         Please date, sign and return the proxy at your earliest convenience in the enclosed envelope addressed to the Company; no postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.


                                      By Order of the Board of Directors,





                                      Nick A. Caporella
                                      Chairman of the Board of Directors,
                                      Chief Executive Officer and President





August  31, 1999
Fort Lauderdale, FL